CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Global X Funds of our reports dated December 28, 2021, relating to the financial statements and financial highlights, which appear in Global X Silver Miners ETF, Global X Gold Explorers ETF, Global X Copper Miners ETF, Global X Uranium ETF, Global X MSCI Colombia ETF, Global X MSCI Norway ETF, Global X MSCI China Industrials ETF, Global X MSCI China Consumer Discretionary ETF, Global X MSCI China Energy ETF, Global X MSCI China Financials ETF, Global X MSCI China Communication Services ETF, Global X MSCI China Materials ETF, Global X MSCI Argentina ETF, Global X MSCI Greece ETF, Global X MSCI Next Emerging & Frontier ETF, Global X MSCI Portugal ETF, Global X MSCI Pakistan ETF, Global X FTSE Southeast Asia ETF, Global X MSCI Nigeria ETF, Global X DAX Germany ETF, Global X MSCI China Consumer Staples ETF, Global X MSCI China Health Care ETF, Global X MSCI China Information Technology ETF, Global X MSCI China Real Estate ETF, Global X MSCI China Utilities ETF, Global X SuperDividend® ETF, Global X SuperDividend® U.S. ETF, Global X Guru® Index ETF, Global X MSCI SuperDividend® Emerging Markets ETF, Global X SuperDividend® REIT ETF, Global X SuperIncome™ Preferred ETF, Global X Social Media ETF, Global X Renewable Energy Producers ETF, Global X Lithium & Battery Tech ETF, Global X MSCI SuperDividend® EAFE ETF, Global X S&P 500® Catholic Values ETF, Global X E-commerce ETF, Global X Russell 2000 Covered Call ETF, Global X S&P 500® Covered Call ETF, Global X NASDAQ 100® Covered Call ETF, Global X S&P Catholic Values Developed ex-U.S. ETF, Global X S&P 500® Covered Call & Growth ETF, Global X Nasdaq 100® Covered Call & Growth ETF, Global X Emerging Markets Internet & E-commerce ETF, Global X Nasdaq 100® Tail Risk ETF, Global X Nasdaq 100® Risk Managed Income ETF, Global X Nasdaq 100® Collar 95-110 ETF, Global X S&P 500® Tail Risk ETF, Global X S&P 500® Collar 95-110 ETF and Global X S&P 500® Risk Managed Income ETF Annual Reports on Form N-CSR for the year ended October 31, 2021. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements", "Financial Highlights" and “Other Service Providers” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 24, 2022